                              SUBJECT TO REVISION

SERIES TERM SHEET DATED OCTOBER 18, 1996

                      ADVANTA CREDIT CARD MASTER TRUST II
  $432,500,000 CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1996-E
   $27,500,000 CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1996-E

                           ADVANTA NATIONAL BANK USA
                              SELLER AND SERVICER

                             ADVANTA NATIONAL BANK
                                     SELLER
                            ------------------------

     THE CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1996-E (THE "CLASS A CERTIFICATES") AND THE CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1996-E (THE "CLASS B CERTIFICATES" AND, TOGETHER WITH THE CLASS A CERTIFICATES, THE "CERTIFICATES") REPRESENT INTERESTS IN THE ADVANTA CREDIT CARD MASTER TRUST II (THE "TRUST") AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF ADVANTA CORP., ADVANTA NATIONAL BANK USA ("AUS"), ADVANTA NATIONAL BANK ("ANB" AND, TOGETHER WITH AUS, THE "BANKS") OR ANY AFFILIATE THEREOF. A CERTIFICATE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC"). THE RECEIVABLES ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES, HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN
THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                            ------------------------

                    UNDERWRITERS OF THE CLASS A CERTIFICATES

MERRILL LYNCH & CO.                                       SALOMON BROTHERS INC
J.P. MORGAN & CO.                                               UBS SECURITIES
BEAR, STEARNS & CO. INC.                                       LEHMAN BROTHERS

                            ------------------------

                    UNDERWRITER OF THE CLASS B CERTIFICATES
                              MERRILL LYNCH & CO.

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1996-E Supplement referred to below.

TRUST.........................   The ADVANTA Credit Card Master Trust II (the
                                   "Trust"). The property of the Trust includes and will include a portfolio of receivables (the "Receivables") generated or to be generated from time to time under designated MasterCard* and VISA* credit card accounts or other consumer revolving credit card accounts (the "Accounts" and, together with the Receivables, the "Trust Portfolio") selected from the portfolio of consumer revolving credit card accounts owned by the Banks or affiliates of the Banks (the "Advanta Consumer Credit Card Portfolio"), all monies due in payment of the Receivables, and certain other property.

THE CERTIFICATES AND THE
COLLATERAL INTEREST...........   The Class A Floating Rate Asset Backed
                                   Certificates, Series 1996-E (the "Class A
                                   Certificates") and the Class B Floating Rate
                                   Asset Backed Certificates, Series 1996-E (the "Class B Certificates," together with the Class A Certificates, the "Certificates") will represent a specified undivided interest in the assets of the Trust allocated to the Certificates (the "Investor Interest"). The term "Class A Certificateholders" refers to holders of the Class A Certificates, the term "Class B Certificateholders" refers to holders of the Class B Certificates, the term "Certificateholders" refers to holders of the Certificates, and the term "Series" refers to any series of certificates issued by the Trust, including the series ("Series 1996-E") of which the Certificates form a part. The Certificates will be issued pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, between Advanta National Bank USA (formerly known as Colonial National Bank
                                   USA) ("AUS"), as seller (in such capacity, a "Seller") and servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), as further amended by Amendment Number 2 dated as of October 6, 1995 among AUS, as Seller and Servicer, Advanta National Bank ("ANB" and, together with AUS, the "Banks") as seller (in such capacity, a "Seller" and together with AUS, the "Sellers") and the Trustee (the "Master Pooling and Servicing Agreement") and the Series 1996-E Supplement thereto (the "Supplement" and, together with the Master Pooling and Servicing Agreement, the "Pooling and Servicing Agreement" (unless the context otherwise requires)). In addition, an undivided interest in the Trust (the "Collateral Interest") will be issued concurrently with the issuance of the Certificates as part of this Series 1996-E in an initial amount of $40,000,000 (the "Collateral Initial Investor Amount"). The holder of the Collateral Interest is referred to as the "Collateral Interest Holder."

                                 The Trust's assets will be allocated among the
                                   Investor Interest, the Collateral Interest, the interests of the holders of other Series and the interest of the holders of the seller certificates (the "Sellers' Interest"). The aggregate amount of Principal

---------------

* MasterCard and VISA are registered trademarks of MasterCard International Incorporated and VISA USA, Inc., respectively.

                                   Receivables and amounts, if any, on deposit in a Trust account maintained pursuant to the Pooling and Servicing Agreement (the "Excess Funding Account") allocated to the Certificateholders and the Collateral Interest (the "Invested Amount") will be $450,000,000 (the "Initial Invested Amount") on the date of the initial issuance of the Certificates (the "Closing Date"). The Invested Amount is subject to increase during the Funding Period to the extent amounts are withdrawn from the Pre-Funding Account and paid to the Sellers in connection with an increase in the amount of principal Receivables in the Trust. The aggregate amount of principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Class A Certificateholders (the "Class A Invested Amount") will be $389,250,000 on the Closing Date (the "Class A Initial Invested Amount"). The aggregate amount of principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Class B Certificateholders (the "Class B Invested Amount") will be $24,750,000 on the Closing Date (the "Class B Initial Invested Amount"). The aggregate amount of principal Receivables and amounts, if any, on deposit in the Excess Funding Account allocated to the Collateral Interest (the "Collateral Invested Amount") will be $36,000,000 on the Closing Date (the "Collateral Initial Invested Amount"). During the Funding Period, the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount may increase under certain conditions as the Sellers' Interest is increased until the Class A Invested Amount is equal to $432,500,000, the Class B Invested Amount is equal to $27,500,000 and the Collateral Invested Amount is equal to $40,000,000.

RECEIVABLES...................   The aggregate amount of principal Receivables
                                   and finance charge Receivables in the
                                   Accounts as of September 30, 1996 equaled
                                   $8,711,266,930 and $114,207,644,
                                   respectively.

INTEREST......................   Class A Certificate Rate: One-month LIBOR plus
                                        %, provided that the rate for the
                                   initial Interest Period will be determined by reference to a straight-line interpolation (based on the actual number of days in the initial Interest Period) between one-month and two-month LIBOR.

                                 Class B Certificate Rate: One-month LIBOR plus
                                        %, provided that the rate for the
                                   initial Interest Period will be determined by
                                   reference to a straight-line interpolation
                                   (based on the actual number of days in the initial Interest Period) between one-month and two-month LIBOR.

                                 Interest on the Certificates will be
                                   distributed on the 15th day of each month or, if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing December 16, 1996, in an amount equal to the product of
                                   (i) (a) the actual number of days in the related Interest Period divided by 360, times
                                   (b) the Class A Certificate Rate or Class B
                                   Certificate Rate, as applicable, and (ii) the outstanding principal amount of the Class A Certificates or the outstanding principal amount of the Class B Certificates, as applicable, as of the preceding Record Date (or, in the case of the December 1996 Distribution Date, as of the Closing Date). "LIBOR" means the London interbank offered quotations for one-month United States dollar deposits prevailing on the related date that

                                   LIBOR is determined, provided that the rate for the initial Interest Period will be determined by reference to a straight-line interpolation (based on the actual number of days in the initial Interest Period) between one-month and two-month LIBOR. The Trustee will determine LIBOR on October 30, 1996 for the period from the Closing Date through December 15, 1996 and, for each Interest Period thereafter, on the second Business Day prior to every Distribution Date commencing with the December 1996 Distribution Date. The term "Interest Period" means, with respect to any Distribution Date, the period from the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from the Closing Date through December 15, 1996, the day preceding the initial Distribution Date. The term "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York, Claymont, Delaware, or Philadelphia, Pennsylvania (or, with respect to the determination of LIBOR, London, England) or any other state in which the principal executive offices of AUS, ANB or any Additional Seller are located, are authorized or obligated by law, executive order or governmental decree to be closed.

THE CASH COLLATERAL ACCOUNT...   A cash collateral account (the "Cash Collateral
                                   Account") will be held in the name of the Trustee for the benefit of the Certificateholders and the Collateral Interest Holder. The Cash Collateral Account will have a beginning balance of $10,000,000 which may be increased (i) under certain circumstances, and subject to certain conditions described herein, in connection with the application of collections of principal Receivables to decrease the Collateral Invested Amount and (ii) to the extent certain collections allocable to Series 1996-E are required to be deposited therein. On each Distribution Date, the amount available to be withdrawn from the Cash Collateral Account to make payments with respect to the Certificates (the "Available Cash Collateral Amount") will be equal to the least of (i) the amount on deposit in the Cash Collateral Account, (ii) the Required Enhancement Amount and (iii) the Invested Amount.

AMOUNTS AVAILABLE AS
ENHANCEMENT...................   On each Distribution Date, the amount of
                                   enhancement (the "Enhancement") available to the Certificateholders will equal the lesser of (i) the sum of the Collateral Invested Amount plus the Pre-Funded Amount allocable to the Collateral Interest and the amount, if any, on deposit in the Cash Collateral Account (the "Available Enhancement Amount") and (ii) the Required Enhancement Amount. The "Required Enhancement Amount" with respect to any Distribution Date means, subject to certain limitations more fully described herein, the greater of (i) the product of (a) the sum of (I) the sum of the Class A Invested Amount and the Pre-Funded Amount allocable to the Class A Certificates and
                                   (II) the sum of the Class B Invested Amount and the Pre-Funded Amount allocable to the Class B Certificates, each as of such Distribution Date after taking into account distributions made on such Distribution Date, minus the amount of funds on deposit in the Cash Collateral Account after taking into account all deposits and withdrawals on such Distribution Date, and (b) a fraction, the numerator of which is 10% and the denominator of which is the excess of 100% over 10% and
                                   (ii) the sum of (A) the product of (I)
                                   $500,000,000, (II) 1% and (III) a fraction
                                   the
                                   numerator of which is equal to the Available
                                   Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement for such Distribution Date and (B) the product of (I) $500,000,000, (II) 3% and
                                   (III) a fraction the numerator of which is equal to the Collateral Invested Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement for such Distribution Date, subject to certain limitations. "Total Enhancement" with respect to any Distribution Date means the sum of the Available Cash Collateral Amount and the Collateral Invested Amount plus the Pre-Funded Amount allocable to the Collateral Interest as of the immediately preceding Distribution Date.

FUNDING PERIOD................   During the period from and including the
                                   Closing Date to but excluding the earlier of
                                   (i) the commencement of the rapid
                                   amortization period, (ii) the date on which the Invested Amount first equals $500,000,000 and (iii) April 30, 1997 (the "Funding Period"), the Pre-Funded Amount will be maintained in a trust account to be established with the Trustee (the "Pre-Funding Account"). The "Pre-Funded Amount" means the principal amount on deposit in the Pre-Funding Account, which initially will equal $50,000,000. Funds on deposit in the Pre-Funding Account will be invested by the Trustee in certain eligible investments.

                                 During the Funding Period, funds on deposit in
                                   the Pre-Funding Account will be withdrawn on a monthly basis to the extent of any increases in the Invested Amount as a result of an increase in the amount of principal Receivables in the Trust; provided, however, that the Invested Amount will in no event exceed $500,000,000 or increase by an amount in excess of the Pre-Funded Amount immediately prior to giving effect to such increase. Should the Pre-Funded Amount be greater than zero at the end of the Funding Period, the amounts remaining on deposit in the Pre-Funding Account will be payable pro rata to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder on the next succeeding Distribution Date and result in a reduction in the outstanding principal balance of the Certificates and the Collateral Interest.

PRINCIPAL.....................   The principal of the Class A Certificates and
                                   the Class B Certificates is scheduled to be paid on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively, but may be paid earlier or later, or monthly on each Distribution Date, under certain circumstances.

CLASS A EXPECTED FINAL
  DISTRIBUTION DATE...........   The November 2001 Distribution Date.

CLASS B EXPECTED FINAL
  DISTRIBUTION DATE...........   The December 2001 Distribution Date.

SUBORDINATION OF THE CLASS B
  CERTIFICATES AND THE
  COLLATERAL INTEREST.........   The Class B Certificates will be subordinated
                                   to the extent necessary to fund certain
                                   payments with respect to the Class A
                                   Certificates. In addition, the Collateral
                                   Interest will be subordinated to the extent necessary to fund certain payments with respect to the Certificates. If the Collateral Invested Amount and the amount on deposit in the Cash Collateral Account are reduced to zero, the Class B
                                   Certificateholders will bear directly
                                   the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, and is not reinstated, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA CONSIDERATIONS..........   Under the regulations issued by the Department
                                   of Labor, the Trust's assets would not be deemed "plan assets" of any employee benefit plan holding interests in the Class A Certificates if certain conditions are met, such that the Class A Certificates would constitute "publicly-offered securities," including that interests in the Class A Certificates be held by at least 100 persons independent of the Sellers and each other upon completion of the public offering being made hereby. The Class A underwriters expect, although no assurance can be given, that interests in the Class A Certificates will be held by at least 100 such persons, and it is anticipated that the other conditions of the "publicly-offered security" exception contained in the regulations will be met. If the Trust's assets were deemed to be "plan assets" of such a plan, there is uncertainty as to whether existing exemptions from the "prohibited transaction" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), would apply to all transactions involving the Trust's assets. Accordingly, employee benefit plans contemplating purchasing interests in the Class A Certificates should consult their counsel before making a purchase.

                                 The Class B underwriter currently does not
                                   expect that the Class B Certificates will be held by at least 100 such persons and, therefore, does not expect that such Class B Certificates will qualify as publicly-offered securities under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired by
                                   (a) any employee benefit plan that is subject to ERISA, (b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or (c) any entity whose underlying assets include "plan assets" under the regulation by reason of any such plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

CERTIFICATE RATINGS...........   It is a condition to the issuance of the Class
                                   A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency.

                                 It is a condition to the issuance of the Class
                                   B Certificates that they be rated in one of the three highest rating categories by at least one nationally recognized rating agency.

                     COMPOSITION AND HISTORICAL PERFORMANCE
                 OF THE ADVANTA CONSUMER CREDIT CARD PORTFOLIO

DELINQUENCIES AND LOSS EXPERIENCE

     The following tables set forth the delinquency and loss experience for each of the periods shown for the Advanta Consumer Credit Card Portfolio. As of September 30, 1996, the Advanta Consumer Credit Card Portfolio included receivables from accounts the receivables of which were transferred to trusts similar to the Trust in an aggregate amount equal to $2.14 billion ("Prior Securitizations"). As of September 30, 1996, the Advanta Consumer Credit Card Portfolio also included approximately $8,825 million of receivables from accounts the receivables of which were transferred by the Banks to the Trust. Additional Accounts have been designated for inclusion in the Trust from time to time (the "Master Trust II Sales"). The Accounts in the Trust Portfolio have been selected from accounts in the Advanta Consumer Credit Card Portfolio based on certain eligibility criteria specified in the Pooling and Servicing Agreement. There can be no assurance that the delinquency and loss experience for the Receivables will be similar to the historical experience set forth below.

                             DELINQUENCY EXPERIENCE
                     ADVANTA CONSUMER CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                    AS OF
                                                  SEPTEMBER             AS OF DECEMBER 31,
                                                     30,       ------------------------------------
                                                    1996          1995         1994         1993
                                                 -----------   ----------   ----------   ----------
Receivables Outstanding(1)(2)..................  $12,708,603   $9,984,291   $6,535,664   $3,922,086
Receivables Contractually Delinquent as a
  Percentage of Receivables Outstanding:
  30-59 days...................................         1.47%        1.12%        0.89%        0.96%
  60-89 days...................................         0.88         0.57         0.44         0.54
  90 or more days..............................         1.55         0.95         0.71         0.89
                                                 -----------   ----------   ----------   ----------
          Total................................         3.90%        2.64%        2.04%        2.39%
                                                 ===========   ==========   ==========   ==========

---------------
(1) Includes the receivables transferred in connection with the Prior Securitizations and Master Trust II Sales.

(2) Receivables Outstanding consists of all amounts due from cardholders as posted to the accounts.

                                LOSS EXPERIENCE
                     ADVANTA CONSUMER CREDIT CARD PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                             NINE MONTHS
                                                ENDED
                                              SEPTEMBER              YEAR ENDED DECEMBER 31,
                                                 30,           ------------------------------------
                                                1996              1995         1994         1993
                                             -----------       ----------   ----------   ----------
Average Receivables Outstanding(1)(2)......  $11,968,353       $7,677,833   $4,675,005   $3,012,060
Gross Losses(3)............................      317,555          205,715      126,557      115,835
Recoveries.................................       11,760           12,874       11,339        9,869
Net Losses.................................      305,795          192,841      115,218      105,966
Net Losses as a Percentage of Average
  Receivables Outstanding..................        3.41%(4)(5)      2.51%        2.46%        3.52%

---------------
(1) Includes the receivables transferred in connection with the Prior Securitizations and Master Trust II Sales.

(2) Average Receivables Outstanding is the sum of receivables outstanding at the beginning and end of each month during the period indicated, divided by twice the number of months in the period indicated.

(3) Total Gross Losses are presented net of adjustments made pursuant to AUS's normal servicing procedures, including removal of incorrect or disputed finance charges and reversal of annual cardholder fees on cardholder accounts which have been closed. Losses do not include accrued finance charges that have been written off or fraud losses.

(4) Annualized.

(5) In August 1996 the Banks adopted a new charge-off methodology related to bankrupt credit card accounts.

COMPOSITION OF THE ACCOUNTS IN THE TRUST PORTFOLIO

    The Receivables (including those which will be conveyed to the trust during the period from this Series Term Sheet through the Closing Date) as of September 30, 1996 totalled $9,325,586,348 in 4,262,713 accounts. The Accounts had an average credit limit of $6,068. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 36.1%. The average age of the Accounts was approximately 19.2 months.

    The following tables summarize the Trust Portfolio (including receivables which will be conveyed to the trust during the period from this Series Term Sheet through the Closing Date) by various criteria as of the close of business on September 30, 1996. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of future results.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                          OF TOTAL                         PERCENTAGE
                                            NUMBER OF     NUMBER OF                         OF TOTAL
             ACCOUNT BALANCE                ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------------------------------  ---------     ---------     --------------     -----------
Credit balance............................     74,447         1.7%      $   (6,435,381)        -0.1%
$0.00.....................................  1,309,251        30.7                    0          0.0
$0.01 to $1,000.00........................    679,668        15.9          248,815,744          2.7
$1,000.01 to $2,500.00....................    570,687        13.4          999,912,641         10.7
$2,500.01 to $5,000.00....................    946,064        22.2        3,590,423,675         38.5
$5,000.01 to $7,500.00....................    538,210        12.7        3,260,150,317         35.0
Over $7,500.00............................    144,386         3.4        1,232,719,352         13.2
                                            ---------       -----       --------------        -----
Total.....................................  4,262,713       100.0%      $9,325,586,348        100.0%
                                            =========       =====       ==============        =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                          OF TOTAL                         PERCENTAGE
                                            NUMBER OF     NUMBER OF                         OF TOTAL
           CREDIT LIMIT BALANCE             ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------------------------------  ---------     ---------     --------------     -----------
$0.00 to $1,000.00........................    121,466         2.8%      $   15,139,334          0.2%
$1,000.01 to $2,500.00....................    310,682         7.3          298,717,937          3.2
$2,500.01 to $5,000.00....................  1,156,437        27.1        2,276,798,854         24.4
$5,000.01 to $7,500.00....................  1,684,712        39.6        3,895,254,066         41.8
Over $7,500.00............................    989,416        23.2        2,839,676,157         30.4
                                            ---------       -----       --------------        -----
Total.....................................  4,262,713       100.0%      $9,325,586,348        100.0%
                                            =========       =====       ==============        =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                           OF TOTAL                         PERCENTAGE
          PERIOD OF DELINQUENCY             NUMBER OF     NUMBER OF                          OF TOTAL
     (DAYS CONTRACTUALLY DELINQUENT)        ACCOUNTS       ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------------------------------  ---------     ----------     --------------     -----------
Not Delinquent............................  4,018,495         94.3%      $8,420,384,096         90.3%
1 to 29 days..............................    157,136          3.6          562,828,520          6.0
30 to 59 days.............................     34,916          0.8          130,730,692          1.4
60 to 89 days.............................     19,486          0.5           76,663,635          0.8
90 to 119 days............................     12,931          0.3           52,128,344          0.6
120 to 149 days...........................      9,409          0.2           38,457,590          0.4
150 to 179 days...........................      8,037          0.2           34,016,485          0.4
180 or more...............................      2,303          0.1           10,376,986          0.1
                                            ---------        -----       --------------        -----
Total.....................................  4,262,713        100.0%      $9,325,586,348        100.0%
                                            =========        =====       ==============        =====

                           COMPOSITION BY ACCOUNT AGE
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                          OF TOTAL                         PERCENTAGE
                   AGE                      NUMBER OF     NUMBER OF                         OF TOTAL
               (IN MONTHS)                  ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------------------------------  ---------     ---------     --------------     -----------
0 to 6 months.............................    432,117        10.1%      $1,484,574,186         15.9%
Over 6 to 12 months.......................  1,143,143        26.8        2,868,551,215         30.8
Over 12 to 24 months......................  1,598,608        37.6        3,062,848,572         32.8
Over 24 to 36 months......................    692,071        16.2        1,352,776,238         14.5
Over 36 to 48 months......................     38,207         0.9           61,934,351          0.7
Over 48 to 60 months......................     14,651         0.3           18,261,146          0.2
Over 60 to 84 months......................    206,788         4.9          277,072,348          3.0
Over 84 months............................    137,128         3.2          199,568,292          2.1
                                            ---------       -----       --------------        -----
Total.....................................  4,262,713       100.0%      $9,325,586,348        100.0%
                                            =========       =====       ==============        =====

              GEOGRAPHIC DISTRIBUTION OF ACCOUNTS AND RECEIVABLES
                                TRUST PORTFOLIO*

                                                           PERCENTAGE
                                              NUMBER       OF TOTAL                         PERCENTAGE
                                                OF         NUMBER OF                         OF TOTAL
                  STATE                      ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
------------------------------------------   ---------     ---------     --------------     -----------
Alabama...................................      50,888         1.2%      $  106,119,590          1.1%
Alaska....................................       7,005         0.2           18,488,877          0.2
Arizona...................................      60,282         1.4          138,172,961          1.5
Arkansas..................................      35,969         0.8           84,198,031          0.9
California................................     618,967        14.5        1,451,439,634         15.6
Colorado..................................      75,256         1.8          161,185,927          1.7
Connecticut...............................      58,075         1.4          126,560,172          1.4
Delaware..................................      14,501         0.3           31,187,916          0.3
District of Columbia......................       8,628         0.2           19,038,432          0.2
Florida...................................     258,185         6.1          555,142,182          6.0
Georgia...................................      92,086         2.2          201,617,426          2.2
Hawaii....................................      15,018         0.4           34,319,635          0.4
Idaho.....................................      18,370         0.4           39,198,575          0.4
Illinois..................................     178,983         4.2          365,295,049          3.9
Indiana...................................      91,836         2.2          192,556,499          2.1
Iowa......................................      48,535         1.1           94,687,274          1.0
Kansas....................................      41,910         1.0           98,365,908          1.1
Kentucky..................................      41,949         1.0           84,786,742          0.9
Louisiana.................................      54,881         1.3          111,677,837          1.2
Maine.....................................         960         0.0            2,302,108          0.0
Maryland..................................      93,716         2.2          207,363,629          2.2
Massachusetts.............................     115,256         2.7          243,898,067          2.6
Michigan..................................     146,193         3.4          327,829,588          3.5
Minnesota.................................      93,033         2.2          187,058,789          2.0
Mississippi...............................      27,139         0.6           55,849,656          0.6
Missouri..................................      82,963         1.9          182,300,561          2.0
Montana...................................      12,897         0.3           26,214,504          0.3
Nebraska..................................      25,062         0.6           51,936,240          0.6
Nevada....................................      31,441         0.7           76,808,723          0.8
New Hampshire.............................      19,531         0.5           43,359,302          0.5
New Jersey................................     160,101         3.8          341,164,314          3.7
New Mexico................................      22,438         0.5           49,439,163          0.5
New York..................................     343,442         8.1          776,727,179          8.3
North Carolina............................      86,403         2.0          177,170,932          1.9
North Dakota..............................       9,451         0.2           18,888,705          0.2
Ohio......................................     166,456         3.9          348,386,195          3.7
Oklahoma..................................      47,012         1.1          109,747,317          1.2
Oregon....................................      52,617         1.2          112,128,540          1.2
Pennsylvania..............................     184,562         4.3          363,705,980          3.9
Rhode Island..............................      18,199         0.4           39,399,461          0.4
South Carolina............................      41,596         1.0           85,755,393          0.9
South Dakota..............................       9,704         0.2           19,752,368          0.2
Tennessee.................................      75,922         1.8          155,991,581          1.7
Texas.....................................     273,439         6.4          656,886,526          7.0
Utah......................................      26,456         0.6           52,587,803          0.6
Vermont...................................       8,927         0.2           18,816,010          0.2
Virginia..................................     101,743         2.4          218,735,423          2.3
Washington................................      91,414         2.1          210,508,967          2.2
West Virginia.............................      19,724         0.5           40,360,031          0.4
Wisconsin.................................      89,204         2.1          178,601,185          1.9
Wyoming...................................       7,524         0.2           16,688,238          0.2
All Others................................       6,864         0.2           15,185,203          0.2
                                             ---------       -----       --------------        -----
Total.....................................   4,262,713       100.0%      $9,325,586,348        100.0%
                                             =========       =====       ==============        =====

---------------
* All data as of September 30, 1996.

SUMMARY OF MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Advanta Consumer Credit Card Portfolio during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the period shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                             MONTHLY PAYMENT RATES
                     ADVANTA CONSUMER CREDIT CARD PORTFOLIO

                                                          NINE MONTHS
                                                             ENDED         YEAR ENDED DECEMBER 31,
                                                         SEPTEMBER 30,    -------------------------
                                                             1996         1995      1994      1993
                                                         -------------    -----     -----     -----
Lowest.................................................       8.52%        9.29%    11.55%    13.22%
Highest................................................      10.23%       12.42%    14.25%    15.57%
Monthly Average........................................       9.36%       10.73%    12.98%    14.39%

                        RECEIVABLE YIELD CONSIDERATIONS

     The yield on the Advanta Consumer Credit Card Portfolio for the nine months ended September 30, 1996 and for each of the three years in the period ended December 31, 1995 is set forth in the following table. The historical yield figures in the table are calculated on an accrual basis. Collections on the Receivables will be on a cash basis and may not reflect the historical yield experience in the table. For example, during periods of increasing delinquencies, accrual yields may exceed cash yields as amounts collected on credit card receivables lag behind amounts accrued and billed to cardholders. Conversely, as delinquencies decrease, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods. Yield on both an accrual and a cash basis will be affected by numerous factors, including the finance charges on the Receivables, the amount of the annual cardholder fee and other fees and charges, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur finance charges. There can be no assurance that the revenue from finance charges and fees for the Receivables will be similar to the historical experience set forth below. See "Risk Factors" in the Prospectus.

                     REVENUE FROM FINANCE CHARGES AND FEES
                   ADVANTA CONSUMER CREDIT CARD PORTFOLIO(1)

                                                      NINE MONTHS
                                                         ENDED             YEAR ENDED DECEMBER 31,
                                                     SEPTEMBER 30,     -------------------------------
                                                        1996(2)        1995(2)     1994(2)     1993(2)
                                                     -------------     -------     -------     -------
Average Monthly Accrued Fees and
  Charges(3)(4)....................................     $ 31.21        $27.03      $22.98      $21.62
Average Account Balance(5).........................       2,928         2,435       2,044       1,761
Yield From Fees and Charges(3)(4)..................       12.79%(6)     13.32%      13.49%      14.73%

---------------
(1) The figures shown do not include revenue attributable to Interchange.

(2) Includes the receivables transferred in connection with the Prior Securitizations and Master Trust II Sales.

(3) Fees and Charges are comprised of finance charges, annual cardholder fees and certain other service charges.

(4) Average Monthly Accrued Fees and Charges and Yield from Fees and Charges are presented net of adjustments made pursuant to AUS's normal servicing procedures, including removal of incorrect or disputed finance charges and reversal of finance charges accrued on charged off accounts.

(5) Average Account Balance includes purchases, cash advances and billed and unpaid finance and other charges, and is calculated based on the average of the opening monthly account balances for accounts with balances during the periods shown.

(6) Annualized.

    The yield for the Advanta Consumer Credit Card Portfolio shown in the above table is comprised of three components: finance charges, annual cardholder fees and other service charges, such as late charges. The yield related to annual cardholder fees (on those accounts which assess such fees) and other service charges varies with the type and volume of activity in, and the balance of each account. The Banks currently assess annual cardholder fees of $10 to $50 for certain of its credit card accounts. Most accounts originated since March 1987 do not carry an annual cardholder fee. As account balances increase, an annual cardholder fee, which remains constant, represents a smaller percentage of the aggregate account balance.

    The decline in portfolio yield demonstrated in the above table is the result of the Banks' focus on the direct solicitation of low rate, prime rate and London interbank offered rate based, no annual fee credit card accounts and the fluctuations in the prime rate during the period shown. Certain of the most recently originated credit card accounts have a lower introductory rate which might have the effect of lowering finance charge income on such accounts below the level indicated in the above table. The Trust Portfolio contains a greater proportion of receivables arising under such accounts than does the Advanta Consumer Credit Card Portfolio.